NET INVESTMENT IN DIRECT FINANCING LEASES (Schedule of Net Investment in Direct Financing Leases) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Total minimum lease payments to be received	¥ 83,079	$ 12,083	¥ 88,973
Initial direct cost	0	0	86
Total	83,079	12,083	89,059
Unearned income	(10,464)	(1,521)	(16,107)
Net investment in direct finance leases	72,615	10,562	72,952
Current	29,638	4,311	18,900
Non-current	42,977	6,251	54,052
Total	¥ 72,615	$ 10,562	¥ 72,952